Earnings Results Fourth Quarter 2020 January 28, 2021

Safe Harbor Statement your Partner • Choice • Bank | 2 This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward- looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

your Partner • Choice • Bank | 3 Introduction

Franchise Footprint your Partner • Choice • Bank | 4 • Servicing 6 of top 10 Korean-American MSAs in the U.S. through our branches and LPOs (1) (1) Based on total population projected for 2018 by S&P Global Market Intelligence.

Equity Information your Partner • Choice • Bank | 5 (1) Retrospectively adjusted for 10% stock dividend payouts on February 22, 2016 and January 15, 2017 As of January 25, 2021 Ticker PCB Market Cap $192.4 million Price Per Share $12.45 52 Week Range $7.97 - $15.63 Dividend Yield (Dividend Payout Ratio) 3.21% (38.13% 1Q20-4Q20) Number of Shares 15,451,022 $ 0 .0 2 5 $ 0 .0 2 5 $ 0 .0 2 5 $ 0 .0 2 7 $ 0 .0 2 7 $ 0 .0 2 7 $ 0 .0 2 7 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 5 0 $ 0 .0 6 0 $ 0 .0 6 0 $ 0 .0 8 0 $ 0 .1 0 0 $ 0 .1 0 0 $ 0 .1 0 0 $ 0 .1 0 0 0.0 00 0.0 20 0.0 40 0.0 60 0.0 80 0.1 00 0.1 20 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Q420 67% 20% Historical Quarterly Cash Dividend Per Share (1) (1) 33% 25%

Historical Performance your Partner • Choice • Bank | 6 $1.03 $1.19 $1.34 $1.45 $1.58 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2016 2017 2018 2019 2020 Held-For-Investment Loans ($bn) $1.09 $1.25 $1.44 $1.48 $1.59 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2016 2017 2018 2019 2020 Deposits ($bn) $14.0 $16.4 $24.3 $24.1 $16.2 0.0 00 5.0 00 10. 000 15. 000 20. 000 25. 000 30. 000 2016 2017 2018 2019 2020 Net Income ($mm) $1.11 $1.21 $1.65 $1.49 $1.04 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2016 2017 2018 2019 2020 Diluted Earnings Per Share CAGR +11.3% CAGR +9.9%

Historical Performance your Partner • Choice • Bank | 7 1.25% 1.22% 1.53% 1.40% 0.84% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2016 2017 2018 2019 2020 Return on Average Assets 12.47% 12.00% 14.26% 10.88% 7.08% 0.0 00 0.0 20 0.0 40 0.0 60 0.0 80 0.1 00 0.1 20 0.1 40 0.1 60 2016 2017 2018 2019 2020 Return on Average Equity 54.9% 52.0% 52.8% 52.3% 53.5% 0.5 00 0.5 05 0.5 10 0.5 15 0.5 20 0.5 25 0.5 30 0.5 35 0.5 40 0.5 45 0.5 50 0.5 55 2016 2017 2018 2019 2020 Efficiency Ratio 4.18% 4.22% 4.23% 4.11% 3.53% 0.0 30 0.0 32 0.0 34 0.0 36 0.0 38 0.0 40 0.0 42 0.0 44 2016 2017 2018 2019 2020 Net Interest Margin

COVID-19 Update your Partner • Choice • Bank | 8 As of December 31, 2020 o SBA PPP Loans • 1,585 loans with aggregated contractual loan balance of $135.7 million • Origination fee income of $5.7 million and cost of $1.1 million o Loan Modification Related to COVID-19 • 39 customers for aggregated loan balance of $36.1 million o Allowance for Loan Losses • Established 1.67% of total loans held-for-investment (1.83% excluding SBA PPP loans) o Liquidity • Maintained cash and cash equivalents of $194.1 million, or 10.1% of total assets • Maintained available borrowing capacity of $526.1 million, or 27.4% of total assets o Capital • Bank’s Tier 1 leverage capital ratio of 11.74% and CET 1 capital ratio of 15.70%

your Partner • Choice • Bank | 9 Recent Financial Performance

4Q20 Highlights

($ in thousands except per share data)	As of or For the Quarter Ended 12/31/20	09/30/20	12/31/19
Income Statement Summary:			
Interest Income	$ 19,508	$ 19,620	$ 22,276
Interest Expense	2,101	2,767	5,616
Net Interest Income	17,407	16,853	16,660
Noninterest Income	4,524	2,272	3,604
Noninterest Expense	11,550	9,886	10,265
Provision for Loan Losses	2,142	4,326	4,030
Pretax Income	8,239	4,913	5,969
Income Tax Expense	2,452	1,464	1,811
Net Income	5,787	3,449	4,158
Diluted Earnings Per Share ("EPS")	$ 0.38	$ 0.22	$ 0.26
Selected Balance Sheet Items:			
Loans held-for-investment ("HFI")	$ 1,583,578	$ 1,578,804	$ 1,450,831
Loans held-for-sale ("HFS")	1,979	30,878	1,975
Total Deposits	1,594,851	1,647,107	1,479,307
Total Assets	1,922,853	2,021,187	1,746,328
Shareholders' Equity	233,788	229,339	226,834
Key Metrics:			
Book Value ("BV") Per Share	$ 15.19	$ 14.91	$ 14.44
Return on Average Assets ("ROAA") (1)	1.19%	0.69%	0.96%
Return on Average Equity ("ROAE") (1)	9.92%	5.98%	7.25%
Net Interest Margin ("NIM")	3.64%	3.43%	3.96%
Efficiency Ratio	52.67%	51.69%	50.66%

- Recorded a provision for loan losses of $2.1 million in 4Q20 primarily due to an increase in the economic uncertainty, as well as increases in criticized and classified loans, due to the COVID-19 pandemic
- Allowance for loan losses to HFI loans ratio was 1.67% at December 31, 2020 compared with 1.55% at September30, 2020. Excluding PPP loans, the ratio was 1.83% and 1.70% at December 31, 2020 and September 30, 2020, respectively
- Declared cash dividend of $0.10 per share in 4Q20
- SBA PPP loans totaled $136 million (1,585 loans), net of deferred fees and costs
- Loans with modifications related to the COVID-19 pandemic totaled $36 million (39 customers)

(1) Annualized.

your Partner • Choice • Bank | **10**

Commercial Property - Owner Occupied 26% Commercial Property - Non-Owner Occupied 39% Commercial and Industrial 13% SBA PPP 9% Residential Property 12% Other Consumer 1% HFI Loan Composition Loan Overview your Partner • Choice • Bank | 11 $860 $899 $904 $953 $957 $956 $1,002 $1,023 $221 $232 $227 $240 $244 $218 $206 $205 $237 $241 $236 $235 $227 $224 $213 $198$25 $24 $23 $23 $23 $22 $22 $22 $134 $136 $136 $1,343 $1,396 $1,390 $1,451 $1,451 $1,554 $1,579 $1,584 0 200 400 600 800 1,00 0 1,20 0 1,40 0 1,60 0 1,80 0 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 HFI Loan Trend Commercial Property Commercial and Industrial Residential Property Other Consumer SBA PPP ($ in millions) December 31, 2020 YoY +9.1% $559 $584 $565 $580 $587 $590 $619 $629 245% 250% 242% 244% 249% 247% 257% 256% -380.0% -280.0% -180.0% -80.0% 20.0% 120 .0% 220 .0% 320 .0% 420 .0% 300 .0 350 .0 400 .0 450 .0 500 .0 550 .0 600 .0 650 .0 700 .0 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Commercial Real Estate (1) Loan Trend CRE Loans % to the Bank's Total Risk-Based Capital ($ in millions) (1) Per regulatory definitions in the Commercial Real Estate (“CRE”) Concentration Guidance

Fixed (WA Rate:4.92%) 25% Variable (WA Rate: 4.06%) 52% Hybrid (WA Rate: 4.82%) 23% Interest Rate Mix (2) $13 $45 $25 $50 $29 $21 $52 $32$13 $31 $20 $33 $19 $19 $22 $24 $78 $83 $65 $87 $57 $25 $53 $45 6.31% 6.02% 5.92% 5.20% 5.20% 4.15% 4.14% 3.94% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.0 20.0 40.0 60.0 80.0 100 .0 120 .0 140 .0 160 .0 180 .0 200 .0 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 New Production (1),(2) by Rate Type Fixed Hybrid Variable WA Rate Loan Interest Rate Mix your Partner • Choice • Bank | 12(1) Total commitment basis (2) Excluding SBA PPP loans. December 31, 2020($ in millions) 13% 16% 17% 20% 22% 24% 25% 25% 22% 22% 23% 23% 23% 23% 23% 23% 65% 62% 60% 57% 55% 53% 52% 52% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100 % Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Interest Rate Mix Trend (2) Fixed Hybrid Variable

SBA PPP Loans your Partner • Choice • Bank | 13 Unpaid Principal Balance (“UPB”) Remaining Balance of ($ in thousands) # of Loans Carrying Value 2-Year Maturity 5-Year Maturity Origination Fee Origination Cost $50K or Under 1,017 $ 20,518 $ 18,961 $ 1,671 $ 572 $ 457 Between $50K and $150K 355 29,306 29,270 630 711 118 Between $150K and $350K 141 31,386 31,852 259 771 47 Between $350K and $2MM 69 46,054 46,232 486 688 24 $2MM or More 3 8,390 8,427 0 39 1 Total 1,585 $ 135,654 $ 134,742 $ 3,046 $ 2,781 $ 647 Summary of SBA PPP loans as of December 31, 2020: Summary of relationships of SBA PPP loan customers as of December 31, 2020: SBA PPP Loans Demand Deposit Accounts (“DDAs”) ($ in thousands) # of Loans UPB Dec-20 Mar-20 Change Existing relationships 1,126 $ 102,759 $ 204,577 $ 152,295 $ 52,282 New customers with new DDA relationships 200 22,806 9,659 0 9,659 No other relationships 259 12,223 0 0 0 Total 1,585 $ 137,788 $ 214,236 $ 152,295 $ 61,941

Loan Modification

PCB BANCORP

As of December 31, 2020

Summary of loans with modifications related to the COVID-19 pandemic:

($ in thousands)	Currently Modified: Carrying Value: Payment Deferment [1]	Currently Modified: Carrying Value: Interest Only Payment	Currently Modified: Carrying Value: Total	Currently Modified: Weighted-Average: Interest Rate	Currently Modified: Weighted-Average: Loan-to-Value [1]	Currently Modified: Accrued Interest Receivable	Previously Modified: Carrying Value	Previously Modified: Accrued Interest Receivable
Commercial property	$ 9,688	$ 14,444	$ 24,132	4.10%	44.2%	$ 151	$ 349,006	$ 4,308
SBA property	0	4,192	4,192	4.79%	65.5%	26	0	0
Commercial term	2,462	3,065	5,527	3.88%		98	46,956	134
SBA commercial term	0	1,841	1,841	5.41%		7	0	0
Residential property	425	0	425	4.75%	65.5%	12	40,647	792
Other consumer	0	0	0	0.00%		0	1,256	5
Total	$ 12,575	$ 23,542	$ 36,117	4.22%		$ 294	$ 437,865	$ 5,239

Summary of modification expiration:

($ in thousands)	During the Month of: Jan-21	Feb-21	Mar-21	Apr-21	May-21	Jun-21	Jul-21	Total
Commercial property								
Payment deferment [2]	$ 0	$ 0	$ 706	$ 8,982	$ 0	$ 0	$ 0	$ 9,688
Interest only payment	0	1,285	13,159	0	0	0	0	14,444
SBA property	0	0	0	1,622	1,489	1,081	0	4,192
Commercial term								
Payment deferment [2]	2,462	0	0	0	0	0	0	2,462
Interest only payment	0	0	0	0	1,085	815	1,165	3,065
SBA commercial term	0	0	0	510	26	1,014	291	1,841
Residential property	425	0	0	0	0	0	0	425
Total	$ 2,887	$ 1,285	$ 13,865	$ 11,114	$ 2,600	$ 2,910	$ 1,456	$ 36,117

(1) Collateral value at origination
(2) Payment deferment of both principal and interest

your Partner • Choice • Bank | **14**

Loan Modification your Partner • Choice • Bank | 15 Migration of loans with modifications related to the COVID-19 pandemic: From June 30, 2020 to December 31, 2020 ($ in thousands) Jun-20 Early Termination Expired Re- Modification New Modification Modification Type Change Amortization Dec-20 Commercial property Payment deferment (1) $ 369,716 $ (58,247) $ (289,589) $ 9,688 $ 0 $ (1,282) $ (20,598) $ 9,688 Interest only payment 9,850 (9,750) (2,394) 1,285 14,269 1,282 (98) 14,444 SBA property 0 0 0 0 4,192 0 0 4,192 Commercial term Payment deferment (1) 53,277 (24,734) (22,773) 2,461 0 (2,441) (3,328) 2,462 Interest only payment 4,882 0 (4,975) 3,065 0 2,441 (2,348) 3,065 SBA commercial term 0 0 (72) 72 1,841 0 0 1,841 Residential property 44,804 (1,019) (40,053) 425 260 0 (3,992) 425 Other consumer 1,507 (4) (1,252) 0 6 0 (257) 0 Total $ 484,036 $ (93,754) $ (361,108) $ 16,996 $ 20,568 $ 0 $ (30,621) $ 36,117 HFI loans $ 1,553,589 $ 1,583,578 SBA PPP loans 133,675 135,654 HFI loans, excluding SBA PPP loans $ 1,419,914 $ 1,447,826 Total modified loans to HFI loans, excluding SBA PPP loans 34.1% 2.5% (1) Payment deferment of both principal and interest

Credit Quality your Partner • Choice • Bank | 16 $1.7 $1.8 $1.8 $2.8 $4.5 $4.8 $4.0 $4.6 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Non-Performing Assets (“NPAs”) 0.10% 0.11% 0.11% 0.16% 0.25% 0.24% 0.20% 0.24% 0.0 0% 0.0 5% 0.1 0% 0.1 5% 0.2 0% 0.2 5% 0.3 0% Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 NPAs to Total Assets 0.98% 0.96% 0.94% 0.99% 1.15% 1.30% 1.55% 1.67% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Allowance (1) to HFI Loans 1.83% (2) 1034% 933% 710% 509% 408% 453% 683% 838% 0% 200% 400% 600% 800% 100 0% 120 0% Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Allowance (1) to Non-Performing Loans (1) Allowance for Loan Losses (2) Excluding SBA PPP loans ($ in millions) 1.43% (2) 1.70% (2)

PCB BANCORP

Loan Concentration

Real Estate Loans – Commercial By Property Type as of December 31, 2020

	Total			Loans With Modification Related to COVID-19			
($ in thousands)	Carrying Value	% to Total	LTV[(1)]	Carrying Value	% to Total	% to Property Type Total	LTV[(1)]
Industrial	$ 199,112	19.5%	50.5%	$ 830	2.9%	0.4%	72.2%
Retail (More Than 50%)	173,063	16.9%	50.9%	1,023	3.6%	0.6%	61.4%
Mixed Use	122,318	12.0%	46.3%	0			
Gas Station	78,484	7.7%	54.8%	0			
Motel / Hotel	71,782	7.0%	52.0%	9,950	35.1%	13.9%	43.0%
Office	70,081	6.9%	54.0%	0			
Apartments	68,637	6.7%	48.0%	1,285	4.5%	1.9%	47.6%
Medical	60,790	5.9%	54.8%	13,159	46.6%	21.6%	44.7%
Auto (Sales, Repair, & etc.)	23,526	2.3%	51.3%	0			
Car Wash	23,160	2.3%	51.3%	0			
Church	16,623	1.6%	50.3%	0			
Spa, Sauna, & Other Self-Care	16,356	1.6%	57.6%	742	2.6%	4.5%	75.4%
Construction	15,199	1.5%	61.0%	0			
Condominium (Commercial)	13,150	1.3%	51.8%	0			
Supermarket	10,498	1.0%	64.4%	0			
Golf Course	8,984	0.9%	56.1%	0			
Other	50,742	5.0%	47.9%	1,335	4.7%	2.6%	63.9%
Total	**$ 1,022,505**	**100.0%**	**51.2%**	**$ 28,324**	**100.0%**	**2.8%**	**47.5%**

Real Estate Loans – Residential as of December 31, 2020

	Total			Loans With Modification Related to COVID-19			
($ in thousands)	Carrying Value	LTV[(1)]	FICO	Carrying Value	% to Total	LTV[(1)]	FICO
Residential Property	$ 198,431	56.6%	754	$ 425	0.2%	65.5%	758

(1) Collateral value at origination

your Partner • Choice • Bank | **17**

Loan Concentration your Partner • Choice • Bank | 18 Commercial and Industrial Loans – By Industry Type as of December 31, 2020 Total, Excluding SBA PPP Loans Loans with Modification Related to COVID-19 SBA PPP Loans ($ in thousands) Carrying Value % to Total Carrying Value % to Total % to Industry Type Total Carrying Value % to Total General Manufacturing & Wholesale Trade $ 73,781 35.9% $ 0 $ 36,259 26.8% Retail Trade 31,009 15.1% 15 0.2% 0.1% 16,193 11.9% Food Services 30,529 14.9% 2,057 27.9% 6.7% 33,658 24.8% Real Estate Related 15,532 7.6% 0 7,896 5.8% Professional, Scientific, &Technical Services 14,674 7.2% 0 10,347 7.6% Other Services 9,021 4.4% 4,192 56.9% 46.5% 9,769 7.2% Health Care & Social Assistance 7,723 3.8% 0 4,117 3.0% Finance & Insurance 6,570 3.2% 0 2,079 1.5% Entertainment & Recreation 5,391 2.6% 0 1,731 1.3% Transportation & Warehousing 5,363 2.6% 669 9.1% 12.5% 5,803 4.3% Other 5,622 2.7% 435 5.9% 7.7% 7,802 5.8% Total $ 205,215 100.0% $ 7,368 100.0% 3.6% $ 135,654 100.0%

Loan Concentration your Partner • Choice • Bank | 19 Geographic Concentration as of December 31, 2020 Real Estate - Commercial Real Estate – Residential Commercial & Industrial, Excluding SBA PPP SBA PPP ($ in thousands) Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total California $ 854,990 83.5% $ 193,628 97.6% $ 175,571 85.5% $ 104,861 77.2% New Jersey 34,640 3.4% 4,803 2.4% 9,216 4.5% 8,163 6.0% New York 38,574 3.8% 0 7,126 3.5% 6,020 4.4% Washington 32,514 3.2% 0 561 0.3% 1,436 1.1% Texas 17,615 1.7% 0 3,588 1.7% 2,575 1.9% Nevada 12,985 1.3% 0 1,270 0.6% 2,821 2.1% Georgia 4,218 0.4% 0 1,226 0.6% 2,850 2.1% Illinois 2,987 0.3% 0 1,487 0.7% 1,231 0.9% Colorado 4,640 0.5% 0 692 0.3% 122 0.1% Virginia 3,419 0.3% 0 239 0.1% 804 0.6% Maryland 1,760 0.2% 0 1,349 0.7% 670 0.5% Oregon 2,431 0.2% 0 171 0.1% 379 0.3% Pennsylvania 2,803 0.3% 0 18 0.1% 35 0.1% Other 8,929 0.9% 0 2,701 1.3% 3,687 2.7% Total $ 1,022,505 100.0% $ 198,431 100.0% $ 205,215 100.0% $ 135,654 100.0%

Credit Quality vs. Peers (1) your Partner • Choice • Bank | 20 1.35% 0.88% 0.74% 0.73% 0.44% 0.36% 0.29% 0.14% 0.00% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% Hanmi Hope Peer Group $1 to $3BN Woori America CBB US Metro PCB Shinhan America Open NPAs / (Total Loans + OREO) (2) 1.98% 1.76% 1.47% 0.60% 0.16% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% Hope Hanmi CBB PCB Open Classified Assets to Total Assets (3) (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) Source: 10Q or press release concerning financial performance December 31, 2020 Peer Data as of September 30, 2020 December 31, 2020 Peer Data as of September 30, 2020

Deposit Overview your Partner • Choice • Bank | 21 $1,120 $1,081 $1,124 $1,103 $1,097 $1,126 $1,305 $1,298 $1,246 78% 75% 78% 77% 74% 76% 79% 79% 78% 0% 10% 20% 30% 40% 50% 60% 70% 80% 500 600 700 800 900 1,00 0 1,10 0 1,20 0 1,30 0 1,40 0 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Core Deposits (1) Core Deposits % to Total Deposits Noninterest DDA 34% Retail Other Interest- Bearing 24% Retail Time Deposits 29% Internet Time Deposits 2% State and Brokered Deposits 11% Deposit Composition (1) Core Deposits are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Non-GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure. $331 $340 $353 $360 $394 $551 $576 $538 $295 $331 $332 $332 $364 $369 $378 $384 $664 $658 $624 $605 $539 $518 $479 $468 $5 $37 $32 $25$158 $118 $123 $182 $175 $172 $182 $180 $1,448 $1,447 $1,432 $1,479 $1,477 $1,647 $1,647 $1,595 - 200 400 600 800 1,00 0 1,20 0 1,40 0 1,60 0 1,80 0 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Deposit Trend Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Internet Time Deposits State and Brokered Deposits YoY +7.8% ($ in millions) ($ in millions) December 31, 2020

Maturity Schedule your Partner • Choice • Bank | 22 Time Deposits as of December 31, 2020 Retail Time Deposits Internet Time Deposits State and Brokered Time Deposits Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Month $ 169,699 1.51% $ 7,286 0.69% $ 155,000 0.15% $ 331,985 0.86% 3 to 6 Month 93,581 0.82% 17,616 0.73% 0 111,197 0.80% 6 to 9 Month 96,043 0.66% 0 0 96,043 0.66% 9 to 12 Month 90,243 0.55% 0 0 90,243 0.55% More than 12 Month 18,547 1.43% 0 0 18,547 1.43% Total $ 468,114 1.01% $ 24,902 0.72% $ 155,000 0.15% $ 648,016 0.79% FHLB Advances as of December 31, 2020 FHLB Advances ($ in thousands) Amount WA Rate Less Than 3 Month $ 40,000 0.59% 3 to 6 Month 30,000 0.32% 6 to 9 Month 0 9 to 12 Month 0 More than 12 Month 10,000 2.07% Total $ 80,000 0.67%

Profitability your Partner • Choice • Bank | 23 $6.6 $6.6 $6.8 $4.2 $3.6 $3.4 $3.4 $5.8 $9.3 $9.8 $9.6 $10.0 $8.0 $8.6 $9.2 $10.4 (1 .0) 1.0 3.0 5.0 7.0 9.0 11.0 13.0 15.0 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Net Income PTPP 1.57% 1.52% 1.55% 0.96% 0.81% 0.69% 0.69% 1.19% 2.22% 2.25% 2.18% 2.32% 1.82% 1.76% 1.85% 2.13% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 ROAA Adjusted ROAA $0.40 $0.40 $0.42 $0.26 $0.23 $0.22 $0.22 $0.38 $0.57 $0.60 $0.59 $0.63 $0.51 $0.56 $0.60 $0.67 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Diluted EPS Adjusted Diluted EPS 12.43% 12.01% 12.02% 7.25% 6.35% 5.98% 5.98% 9.92% 17.55% 17.76% 16.93% 17.44% 14.28% 15.25% 16.02% 17.79% 0.0 0% 2.0 0% 4.0 0% 6.0 0% 8.0 0% 10. 00% 12. 00% 14. 00% 16. 00% 18. 00% 20. 00% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 ROAE Adjusted ROAE ($ in millions) Net Income & PTPP(1) Income Diluted EPS & Adjusted Diluted EPS(1) ROAA & Adjusted ROAA(1) ROAE & Adjusted ROAE(1) (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measure.

Noninterest Income your Partner • Choice • Bank | 24 $21.2 $29.2 $22.2 $27.1 $11.7 $27.1 $8.6 $42.4 7.4% 9.1% 9.3% 7.6% 9.0% 7.5% 10.7% 10.5% 5.2% 6.5% 6.8% 5.3% 6.0% 5.3% 8.0% 7.5% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10. 0% -5.00 5.0 0 15. 00 25. 00 35. 00 45. 00 55. 00 65. 00 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 SBA Loan Sale Trend SBA Loan Sold $ Premium % Gain % ($ in millions) ($ in millions) $26.9 $35.1 $30.6 $37.9 $30.0 $10.7 $40.1 $25.3 0.0 0 5.0 0 10. 00 15. 00 20. 00 25. 00 30. 00 35. 00 40. 00 45. 00 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 SBA 7(a) Loan Production (1) $1.3 $1.2 $1.3 $1.4 $1.3 $1.4 $1.5 $1.0 $1.1 $1.9 $1.5 $1.4 $0.7 $1.5 $0.8 $3.5 46% 62% 55% 62% 36% 51% 36% 77% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Noninterest Income Trend Gain on Sale of AFS Securities All Other Income Gain % to Total (1) Total commitment basis ($ in millions) $0.8 Gain on Sale of Loans

Noninterest Expense your Partner • Choice • Bank | 25 $6.6 $6.6 $6.9 $6.0 $6.6 $5.8 $6.4 $7.4 $3.7 $4.4 $3.9 $4.3 $4.0 $3.9 $3.5 $4.2 2.43% 2.52% 2.48% 2.40% 2.39% 1.98% 1.99% 2.38% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% - 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Noninterest Expense Trend Compensation All Other Expenses % to Average Total Assets 52.6% 53.0% 53.0% 50.7% 56.8% 53.0% 51.7% 52.7% 62.4% 62.5% 61.9% 62.1% 64.1% 61.2% 60.4% 0.00% 10.0 0% 20.0 0% 30.0 0% 40.0 0% 50.0 0% 60.0 0% 70.0 0% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Efficiency Ratio (2) PCB Peer Average 252 248 249 255 259 251 252 246 235 240 245 250 255 260 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Number of FTE(3) Employees (1) (1) Annualized (2) Source: Peer $1 to $3 billion per UBPR (3) Full-time equivalent ($ in millions)

Net Interest Margin your Partner • Choice • Bank | 26 6.33% 6.39% 6.22% 5.85% 5.64% 4.73% 4.81% 4.73% 4.22% 4.17% 4.11% 3.96% 3.85% 3.22% 3.43% 3.64% 2.06% 2.17% 2.13% 1.99% 1.77% 1.17% 0.92% 0.73% 1.62% 1.69% 1.64% 1.53% 1.34% 0.85% 0.63% 0.49% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Yield & Cost (1) Loan Yield NIM Cost of Int-Bearing Liab Cost of Funds (1) Annualized

Capital Ratios & BV Per Share your Partner • Choice • Bank | 27 11.74% 15.70% 15.70% 16.95% 5.00% 6.50% 8.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.0 0% 12.0 0% 14.0 0% 16.0 0% 18.0 0% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Bank Regulatory Capital Ratios Actual Minimum Requirement For Well-Capitalized $13.57 $13.98 $14.30 $14.44 $14.58 $14.78 $14.91 $15.19 12.5 0 13.0 0 13.5 0 14.0 0 14.5 0 15.0 0 15.5 0 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 BV Per Share December 31, 2020 12.64% 12.94% 13.22% 12.99% 12.45% 11.24% 11.35% 12.16% 10.0 0% 10.5 0% 11.0 0% 11.5 0% 12.0 0% 12.5 0% 13.0 0% 13.5 0% Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Total Equity to Total Assets (1) (1) The Company did not have any intangible equity components for the presented periods.

Non-GAAP Measures your Partner • Choice • Bank | 28 Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. Pre-Tax Pre-Provision Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently

Non-GAAP Measures your Partner • Choice • Bank | 29 The following table reconciles core deposits to total deposits to its most comparable GAAP measure: ($ in thousands) 03/31/19 06/30/19 09/30/19 12/31/19 03/31/20 06/30/20 09/30/20 12/31/20 Total Deposits $ 1,447,758 $ 1,446,526 $ 1,432,262 $ 1,479,307 $ 1,477,442 $ 1,646,930 $ 1,647,107 $ 1,594,851 Less: Time Deposits Greater Than $250K (329,693) (284,780) (296,785) (289,726) (266,970) (260,180) (257,208) (268,683) Less: Brokered Deposits (37,510) (27,510) (32,503) (92,393) (84,506) (82,010) (92,001) (80,002) Core Deposits $ 1,080,555 $ 1,124,236 $ 1,102,974 $ 1,097,188 $ 1,125,966 $ 1,304,740 $ 1,297,898 $ 1,246,166 Core Deposits to Total Deposits 74.6% 77.7% 77.0% 74.2% 76.2% 79.2% 78.8% 78.1%

PCB BANCORP

Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20
Net Income	(a)	$ 6,564	$ 6,601	$ 6,785	$ 4,158	$ 3,572	$ 3,367	$ 3,449	$ 5,787
Add: Provision for Loan Losses		(85)	394	(102)	4,030	2,896	3,855	4,326	2,142
Add: Income Tax Provision		2,794	2,767	2,871	1,811	1,557	1,363	1,464	2,452
PTPP Income (Non-GAAP)	(b)	$ 9,273	$ 9,762	$ 9,554	$ 9,999	$ 8,025	$ 8,585	$ 9,239	$ 10,381
Average Total Assets	(c)	$ 1,690,349	$ 1,742,584	$ 1,734,957	$ 1,710,370	$ 1,770,785	$ 1,956,464	$ 1,991,614	$ 1,939,326
ROAA [1]	(a)/(c)	1.57%	1.52%	1.55%	0.96%	0.81%	0.69%	0.69%	1.19%
Adjusted ROAA (Non-GAAP)[1]	(b)/(c)	2.22%	2.25%	2.18%	2.32%	1.82%	1.76%	1.85%	2.13%
Average Total Shareholders' Equity	(d)	$ 214,234	$ 220,486	$ 223,932	$ 227,472	$ 226,086	$ 226,454	$ 229,463	$ 232,156
ROAE [1]	(a)/(d)	12.43%	12.01%	12.02%	7.25%	6.35%	5.98%	5.98%	9.92%
Adjusted ROAE (Non-GAAP)[1]	(b)/(d)	17.55%	17.76%	16.93%	17.44%	14.28%	15.25%	16.02%	17.79%
Net Income		$ 6,564	$ 6,601	$ 6,785	$ 4,158	$ 3,572	$ 3,367	$ 3,449	$ 5,787
Less: Income Allocated to Participating Securities		0	0	0	(10)	(9)	(8)	(8)	(11)
Net Income Allocated to Common Stock	(e)	6,564	6,601	6,785	4,148	3,563	3,359	3,441	5,776
Add: Provision for Loan Losses		(85)	394	(102)	4,030	2,896	3,855	4,326	2,142
Add: Income Tax Provision		2,794	2,767	2,871	1,811	1,557	1,363	1,464	2,452
PTPP Income Allocated to Common Stock	(f)	$ 9,273	$ 9,762	$ 9,554	$ 9,989	$ 8,016	$ 8,577	$ 9,231	$ 10,370
WA common shares outstanding, diluted	(g)	16,271,269	16,330,039	16,099,598	15,948,793	15,700,144	15,373,655	15,377,531	15,392,355
Diluted EPS	(e)/(g)	$ 0.40	$ 0.40	$ 0.42	$ 0.26	$ 0.23	$ 0.22	$ 0.22	$ 0.38
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.57	$ 0.60	$ 0.59	$ 0.63	$ 0.51	$ 0.56	$ 0.60	$ 0.67

(1) Annualized.

your Partner • Choice • Bank | 30